Supplement Dated August 11, 2014

To the

Prospectus Dated May 1, 2014

and the

Statement of Additional Information Dated May 1, 2014

For the

Farmers® Life Accumulator

Issued through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus and Statement of Additional Information. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Fund Name Changes

Effective August 11, 2014, DWS Investments VIT Funds changed its name to Deutsche Investments VIT Funds.

Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II.

As a result of the Fund name change, all references to DWS Investments VIT Funds and DWS Variable Series II are deleted from your Prospectus and Statement of Additional Information and replaced with references to Deutsche Investments VIT Funds and Deutsche Variable Series II.

Portfolio Name Changes

Effective August 11, 2014, DWS Equity 500 Index VIP changed its name to Deutsche Equity 500 Index VIP.

Effective August 11, 2014, DWS Large Cap Value VIP changed its name to Deutsche Large Cap Value VIP.

As a result of the Portfolio name change, all references to DWS Equity 500 Index VIP and DWS Large Cap Value VIP are deleted from your Prospectus and Statement of Additional Information and replaced with references to Deutsche Equity 500 Index VIP and Deutsche Large Cap Value VIP, respectively.

We have made a corresponding change in the name of the Subaccount that invests in the foregoing Portfolio.

Any references to “DWS Investments” are changed to “Deutsche Asset & Wealth Management.”